DATE:             Jun 05, 2000

TO:               LAZARE KAPLAN INTERNATIONAL INC
ATTN:             WILLIAM MORYTO
FAX:              212-697-3197
PHONE:            212-857-7672

FROM:             Fleet National Bank
ATTN:             Derivatives Confirmation Unit
FAX:              (617) 434-4284
PHONE:            (617) 434-1491

RE:               INTEREST RATE SWAP
                  Our Ref: 65240FB/111958




The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between Fleet National Bank and LAZARE KAPLAN INTERNATIONAL INC on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions, as supplemented by the 1998 Supplement (the "Definitions"), each as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions in this Confirmation, this Confirmation will govern.

1. This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transactions to which this Confirmation relates. In addition, you and we agree to use our best efforts promptly to negotiate, execute, and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") published by ISDA, with such modifications as you and we shall in good faith agree (such agreement, the "Agreement"). Upon the execution by you and us of the Agreement, this Confirmation will supplement, form a part of, and be subject to the Agreement. All provisions contained or incorporated by reference in the Agreement, upon its execution, shall govern this Confirmation except as expressly modified below. Until we execute and deliver the Agreement, this Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (with a Schedule thereto which provides that Market Quotation and the Second Method apply for purposes of
Section 6(e) of such agreement) on the Trade Date thereof. In the event of any inconsistency between this Confirmation and either the ISDA Form or the Agreement, this Confirmation will govern.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Trade Date                                  :    Jun 02, 2000

      Effective Date                              :    Jun 08, 2000

      Termination Date                            :    Dec 08, 2001 subject to adjustment in
                                                       accordance with the Modified
                                                       Following Business Day Convention.

      Notional Amount                             :    JPY 907,500,000.00

NOTIONAL AMOUNT -- FLOATING AMOUNTS SIDE



 From Date      To Date     Ccy        Notional
Jun 08, 2000  Sep 08, 2000  JPY       907,500,000
Sep 08, 2000  Dec 08, 2000  JPY       811,250,000
Dec 08, 2000  Mar 08, 2001  JPY       715,000,000
Mar 08, 2001  Jun 08, 2001  JPY       618,750,000
Jun 08, 2001  Sep 10, 2001  JPY       522,500,000
Sep 10, 2001  Dec 10, 2001  JPY       426,250,000


NOTIONAL AMOUNTS -- FIXED AMOUNTS SIDE


 From Date      To Date     Ccy        Notional
Jun 08, 2000  Sep 08, 2000  JPY       907,500,000
Sep 08, 2000  Dec 08, 2000  JPY       811,250,000
Dec 08, 2000  Mar 08, 2001  JPY       715,000,000
Mar 08, 2001  Jun 08, 2001  JPY       618,750,000
Jun 08, 2001  Sep 10, 2001  JPY       522,500,000
Sep 10, 2001  Dec 10, 2001  JPY       426,250,000



Floating Amounts

      Floating Rate Payer                         :    Fleet National Bank

      Floating Rate Payment Dates                 :    Quarterly on the 8th, commencing
                                                       Sep 08, 2000 and ending on the
                                                       Termination Date subject to
                                                       adjustment in accordance with the
                                                       Modified Following Business Day
                                                       Convention.

      Floating Rate Option                        :    JPY-LIBOR-BBA

      Designated Maturity                         :    3 months

      Spread                                      :    100.000000 basis points

      Floatng Rate Day Count Fraction             :    ACTUAL/360

      Floating Rate Reset Dates                   :    The first Business Day of each
                                                       Calculation Period

          Compounding                             :  Inapplicable

          Business Days                           :  Tokyo and London

      Fixed Amounts

          Fixed Rate Payer                        :  LAZARE KAPLAN INTERNATIONAL INC

          Fixed Rate Payment Dates                :  Quarterly on the 8th, commencing Sep 08,
                                                     2000 and ending on the Termination Date
                                                     subject to adjustment in accordance with
                                                     the Modified Following Business Day
                                                     Convention.

          Fixed Rate                              :  1.580000%

          Fixed Rate Day Count Fraction           :  ACTUAL/360

          Business Days                           :  Tokyo and London

      Calculation Agent                           :  Fleet National Bank

          Governing Law                           :  New York law

          Documentation                           :  ISDA Master Agreement to be provided by
                                                     Fleet National Bank

3.  Relationship Between Parties

    Each party represents to the other party that:

    (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) from the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

    (b) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

    (c) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

    (d) Risk Management. It has entered into this Transaction for the purpose of
(i) managing its borrowings or investments, (ii) hedging its underlying assets or liabilities or (iii) in connection with its line of business.

    (e) It is an "eligible swap participant" within the meaning of Commodity Futures Trading Commission Regulations Section 35.1(b)(2).

4.   Settlement Instructions

     Payments to LAZARE KAPLAN INTERNATIONAL INC in JPY

     Settlement Instructions to be advised

     Payments to Fleet National Bank in JPY
         Sanwa Bank, Tokyo
         Account No.: 209220191               Swift Code: SANWJPJT

5.    Contact Instructions

Fleet National Bank:                          Tel: 617-434-7861
Resets/Payments
                                              Fax: 617-434-3588
                               Confirmations  Tel: 617-434-1491
                                              Fax: 617-434-4284

LAZARE KAPLAN INTERNATIONAL INC:              Tel: 212-857-7672
                                              Fax: 212-697-3197

Very truly yours,

Fleet National Bank

By:  Karl Hoppe                                By:  Robert Pratt
   _____________________________________            ___________________________________
Name: Karl Hoppe                               Name: Robert Pratt
Title: Director                                Title: V.P.


Agreed and accepted as of the date first above written:
LAZARE KAPLAN INTERNATIONAL INC


By:   William H. Moryto
   ____________________________________________
Name: William H. Moryto
Title: Vice President, Chief Financial Officer

PLEASE COUNTERSIGN AND FAX TO: (617) 434-4284
ATTN: Derivatives Confirmations
REQUEST CORRECTIONS: (617) 434-1491
Please be advised telephone calls may be recorded to ensure transaction accuracy.
65240FB